Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events

Note 6:- Subsequent events

On July 21, 2024, the Company’s Board of Directors approved the grant of 15,081 options to purchase the ordinary shares of the Company , under the 2011 Plan and the US Appendix.

Under the Israeli Share Option Plan:

-	9,049 options to purchase the ordinary shares of the Company, at an exercise price of NIS 22.01 (USD 6.06) per share. The fair value of the options was estimated on the date of grant was estimated at $25 thousands

Under the US Appendix:

-	6,032 options to purchase the ordinary shares of the Company, at an exercise price of USD 6.07 per share. The fair value of the options was estimated on the date of grant was estimated at $15 thousands